Exhibit 99.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 135O,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Amended Report of Zen Pottery Equipment, Inc. (the "Company")on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report'). I, Zen Zachariah Pool, III, Chief Executive Officer of the Company, certify, pursuant to 18 USC ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)The information contained in the Report fully presents, in all material respects, the financial condition and results of the Company.


                        By: /s/ Zen Zachariah Pool, III
                        -----------------------------------------------------
                            Zen Zachariah Pool, III,  Chief Executive Officer



     Dated: APRIL 30, 2003